                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of CD&L, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Albert W. Van Ness, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Dated: April 15, 2005


                                                  \s\ Albert W. Van Ness, Jr.
                                                  --------------------------
                                                  Albert W. Van Ness, Jr.
                                                  Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of Form 10-K or as a separate disclosure statement.